EXHIBIT 2(d)

                 LIST OF OMITTED SCHEDULES AND OTHER ATTACHMENTS

1) List of Omitted Exhibits and Schedules to the Agreement and Plan of Merger by and between HE Holdings, Inc. and Raytheon Company dated January 16, 1997

                                      EXHIBITS

            Exhibit A   -     Form of Amended and Restated Certificate of
                               Incorporation of Hughes
            Exhibit B   -     Form of Amended and Restated By-laws of Hughes
            Exhibit C   -     Form of GM Implementation Agreement
            Exhibit D   -     Form of Agreement and Plan of Merger with
                              respect to the Hughes Distribution
            Exhibit E   -     Directors/Officers of the Surviving Corporation
            Exhibit F   -     Form of Affiliate Letter
            Exhibit G   -     Form of Raytheon Tax Opinion
            Exhibit H   -     Form of Hughes Tax Opinion
            Exhibit I   -     Form of Raytheon Tax Letter
            Exhibit J   -     Form of Hughes Tax Letter
            Exhibit K   -     Terms for Rights Plan

                                     SCHEDULES

            Hughes Disclosure Schedule

            Section 3.2       Subsidiaries
            Section 3.4       Capitalization of Hughes
            Section 3.5       Conflicts, Consents & Approvals
            Section 3.6       Hughes Financial Statements
            Section 3.9       Litigation
            Section 3.10      Taxes
            Section 3.11      Absence of Certain Changes
            Section 3.12      Undisclosed Liabilities
            Section 3.13      Environmental Matters
            Section 3.14(d)   Certain Employee Benefit Plans
            Section 3.14(h)   Certain Employee Benefit Plans and Agreements
            Section 3.20      Restrictive Agreements
            Section 3.21      Real Estate
            Section 3.22      Employees
            Section 5.2(a)    Covenants of Hughes (Conduct of Hughes'
                              Operations)

            Raytheon Disclosure Schedule

            Section 4.2       Subsidiaries
            Section 4.4       Capitalization of Raytheon
            Section 4.5       Conflicts, Consents & Approvals
            Section 4.6       Raytheon Financial Statements
            Section 4.9       Litigation
            Section 4.10      Taxes
            Section 4.11      Absence of Certain Changes
            Section 4.12      Undisclosed Liabilities
            Section 4.13      Environmental Matters
            Section 4.14(a)   Employee Benefit Plans and Agreements
            Section 4.14(c)   Employee Benefit Plans Subject to Sections
                               4063, 4064 or 4202 of ERISA
            Section 4.21      Restrictive Agreements
            Section 4.23      Employees
            Section 5.3(b)    Covenants of Raytheon (Conduct of Raytheon's
                               Operations)
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2)   Omitted Exhibit to the Implementation Agreement by and between
     General Motors Corporation and Raytheon Company dated as of
     January 16, 1997; Exhibit B - Master Separation Agreement.

















































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